UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2016

EXEO ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-190690	45-2224704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4478 Wagon Trail Ave.
Las Vegas, NV 89118

(Address of Principal Executive Offices, including zip code)

(702) 361-3188

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01       Changes in the Registrant’s Certifying Accountant.

Item 4.01(a) – Dismissal of Auditor

On October 17, 2016, EXEO Entertainment, Inc. (the “Registrant”) dismissed Seale and Beers, CPAs (“Seale and Beers”) as Independent Registered Public Accountants. On October 17, 2016, the Board of Directors of the Company authorized the dismissal.

During the fiscal year ended November 30, 2015 and through Seale and Beers’s dismissal on October 17, 2016, there were (1) no disagreements with Seale and Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seale and Beers would have caused Seale and Beers to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Seale and Beers with a copy of this disclosure on October 17, 2016, providing Seale and Beers with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of Seale and Beers’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Item 4.01(b)- Engagement of Auditor

On October 17, 2016, the Registrant engaged AMC Auditing as its new independent registered public accounting firm beginning with the fiscal quarter ending August 31, 2016 and for the Registrant's fiscal year ending November 30, 2016. The change in the Registrant's independent registered public accounting firm was approved by the board of directors. During the most recent fiscal year and through the date of this Current Report, neither the Registrant nor anyone on its behalf consulted with AMC Auditing regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on the Registrant's financial statements, and none of the following was provided to the Registrant:

(a) a written report; or (b) oral advice that AMC Auditing concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii) Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16.1	Letter from Seale and Beers, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EXEO Entertainment, INC.

By: /S/ Robert S. Amaral
Robert S. Amaral, CEO
Date: October 17, 2016

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